NYT P-1


                         SUPPLEMENT DATED MAY 1, 2005
                             TO THE PROSPECTUS OF
                       FRANKLIN NEW YORK TAX-FREE TRUST
      (FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND, FRANKLIN NEW YORK
    INTERMEDIATE-TERM TAX-FREE INCOME FUND, FRANKLIN NEW YORK LIMITED-TERM
        TAX-FREE INCOME FUND, FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND)
                            DATED FEBRUARY 1, 2005

The prospectus is amended as follows:

I. The New York Limited-Term Tax-Free Income Fund's "Average Annual Total Returns" table under the "Performance" section beginning on page 35 is replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2004
                                          Since
                                          Inception
                                1 Year     (9/1/03)
-----------------------------------------------------
Franklin New York
Limited-Term Tax-Free Income
Fund/2
Return Before Taxes              0.96%      1.44%
Return After Taxes on            0.96%      1.44%
Distributions
Return After Taxes on            1.13%      1.42%
Distributions and Sale of
Fund Shares
Lehman Brothers 5-Year           2.72%      2.14%
Municipal Bond Index/3
(index reflects no deduction
for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers 5-Year Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of a deal of over $50 million and with a maturity of at least 5 years. It includes reinvested interest.


               Please keep this supplement for future reference.